Exhibit 99

MBNA Reports Third Quarter 2005 Earnings Per Common Share of $.56

Wilmington, Delaware (10/19/05) -- MBNA Corporation today announced that net income for the third quarter of 2005 was $717.9 million or $.56 per common share compared with $728.3 million or $.56 per common share for the third quarter of 2004. For the first nine months of this year, net income was $1.38 billion or $1.07 per common share, compared to $1.91 billion or $1.46 per common share for the first nine months of 2004. Net income for the first nine months of this year includes a restructuring charge of $764.1 million pre-tax. Without the restructuring charge, net income for the first nine months of this year was $1.87 billion or $1.46 per common share.

“We are pleased with our third quarter results,” said Bruce L. Hammonds, CEO of MBNA Corporation. “With over $60 billion in total volume—the highest quarterly volume in MBNA’s history—and an increase of more than $5 billion in managed loans, our business development efforts and valuable affinity franchise produced strong organic growth.”

Loan receivables at September 30, 2005 were $35.5 billion, an increase of $3.2 billion over the second quarter of 2005. Total managed loans at September 30, 2005 were $122.5 billion, an increase of $5.1 billion compared to total managed loans at the end of the second quarter of 2005.

Total volume in the quarter rose to $61.3 billion, an increase of 15.6% over the third quarter of 2004. Total volume includes sales volume of $38.1 billion, which increased by 7.9% over the third quarter of 2004, and cash advance volume of $23.2 billion, which increased by 31.0% from the third quarter of 2004.

Losses on loan receivables and managed loans for the third quarter of 2005 were 3.30% and 4.29%, respectively. Delinquency on loan receivables and managed loans was 2.78% and 3.99%, respectively, at September 30, 2005.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. This earnings release includes certain financial measures excluding the restructuring charge recorded in the first nine months of 2005. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of the reported financial measures and the financial measures excluding the charge. A business presentation that provides supplemental information regarding the third quarter of 2005 is available in the Investor Relations section of MBNA’s Web site at www.mbna.com.

About MBNA Corporation
MBNA (NYSE:KRB), the largest independent credit card lender in the world and a recognized leader in affinity marketing, is an international financial services company providing lending, deposit, and credit insurance products and services. MBNA credit cards and related products and services are endorsed by more than 5,000 organizations worldwide. For more information, visit the company’s web site at www.mbna.com.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004

INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income	$729,100	$611,661	$2,049,127	$1,873,711
Provision for possible credit losses	262,357	273,387	722,326	890,105
Other operating income	2,003,045	2,159,590	5,716,773	6,101,742
Other operating expense (a)	1,342,817	1,348,678	4,882,529	4,162,462
Net income	717,896	728,309	1,381,772	1,908,352

PER COMMON SHARE DATA FOR THE PERIOD:

Earnings (a)	$.57	$.57	$1.08	$1.49
Earnings-assuming dilution (a)	.56	.56	1.07	1.46
Dividends	.14	.12	.42	.36
Book value	10.37	9.61

RATIOS:

Net interest margin (b)	5.86%	5.16%	5.66%	5.32%
Return on average total assets (a)	4.52	4.73	2.98	4.20
Return on average stockholders' equity (a)	21.85	23.42	14.03	21.15
Stockholders' equity to total assets	21.13	20.13

Loan Receivables:
Delinquency (c)	2.78	3.45
Net credit loss (d)	3.30	4.28	3.59	4.44

VOLUME:

Sales volume:
Credit card	$35,453,143	$33,156,313	$100,768,751	$92,934,212
Other consumer	16,071	69,717	52,238	260,991
Commercial	2,608,137	2,077,906	7,414,982	5,988,815
Total sales volume	38,077,351	35,303,936	108,235,971	99,184,018
Cash advance volume:
Credit card	17,341,493	13,678,220	44,158,021	42,300,936
Other consumer	4,637,209	2,936,119	11,496,024	7,994,623
Commercial	1,202,208	1,078,446	3,668,381	2,665,788
Total cash advance volume	23,180,910	17,692,785	59,322,426	52,961,347
Total volume	$61,258,261	$52,996,721	$167,558,397	$152,145,365

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004

MANAGED DATA (e):

At Period End:
Loan receivables	$35,521,041	$32,141,122
Securitized loans	87,004,128	85,672,350
Total managed loans	$122,525,169	$117,813,472

Average for the Period:
Loan receivables	$34,956,330	$30,876,767	$32,601,651	$30,915,483
Securitized loans	85,197,339	87,626,073	85,689,213	86,887,343
Total managed loans	$120,153,669	$118,502,840	$118,290,864	$117,802,826

For the Period:
Delinquency (c)	3.99%	4.11%
Net credit loss (d)	4.29	4.61	4.46%	4.85%
Net interest margin (b)	7.37	7.82	7.64	7.99
Net interest income	$2,432,662	$2,570,770	$7,443,988	$7,775,140
Provision for possible credit losses	1,263,855	1,307,200	3,798,092	4,143,708
Other operating income	1,300,981	1,234,294	3,397,678	3,453,916

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004

BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments	$9,871,858	$12,850,184

Credit card loans	20,649,014	19,793,457
Other consumer loans	10,860,639	8,708,030
Commercial loans	4,011,388	3,639,635
Total loan receivables	35,521,041	32,141,122
Reserve for possible credit losses	(971,802)	(1,141,839)
Net loans	34,549,239	30,999,283

Total assets	62,627,252	62,051,861
Total deposits	29,260,978	32,147,141
Long-term debt and bank notes	13,911,913	11,901,794
Stockholders’ equity	13,232,264	12,493,652

AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments	$10,762,522	$12,158,532	$12,001,843	$12,054,265

Credit card loans	20,221,331	18,606,077	18,488,682	19,337,633
Other consumer loans	10,566,972	8,666,480	10,012,155	8,520,324
Commercial loans	4,168,027	3,604,210	4,100,814	3,057,526
Total loan receivables	34,956,330	30,876,767	32,601,651	30,915,483
Reserve for possible credit losses	(993,067)	(1,196,568)	(1,066,237)	(1,226,719)
Net loans	33,963,263	29,680,199	31,535,414	29,688,764

Total assets	62,991,755	61,263,473	61,920,586	60,702,149
Total deposits	30,590,932	32,175,712	30,916,152	31,903,284
Long-term debt and bank notes	13,064,857	11,740,751	12,241,965	11,808,825
Stockholders’ equity	13,037,967	12,371,207	13,163,351	12,055,321

Weighted average common shares outstanding (000)	1,259,027	1,277,665	1,265,255	1,277,781
Weighted average common shares outstanding and common stock equivalents (000)	1,270,792	1,294,107	1,276,911	1,297,399

NOTES:
(a)
During the three and nine months ended September 30, 2005, MBNA Corporation recorded a restructuring charge in other operating expense of $(17.9) million and $764.1 million pre-tax, respectively, ($(7.6) million and $489.4 million, net of tax) in connection with its restructuring plan. This charge has resulted in significantly higher other operating expense and significantly lower earnings per common share, return on average total assets, and return on average stockholders' equity ratios for the nine months ended September 30, 2005. See Exhibit A for a reconciliation of the as reported data to data excluding the restructuring charge.

(b)	Net interest margin ratios are presented on a fully taxable equivalent basis.

(c)	Delinquency represents loans that are 30 days or more past due.

(d)
MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(e)
MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation's results on a managed basis. Managed data assumes MBNA Corporation’s securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation’s owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation's owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

Exhibit A reconciles as reported data to data excluding the restructuring charge, income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, the loan receivables net credit loss ratio to the managed net credit loss ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125" ("Statement No. 140").

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

EXHIBIT A

RECONCILIATION OF OTHER OPERATING EXPENSE TO OTHER OPERATING
  EXPENSE EXCLUDING THE RESTRUCTURING CHARGE (a)

	For The Three Months	For The Nine Months
	Ended September 30, 2005	Ended September 30, 2005

Other operating expense	$1,342,817	$4,882,529
Impact of the restructuring charge	(17,914)	764,084
Other operating expense excluding the restructuring charge	$1,360,731	$4,118,445

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF EARNINGS PER COMMON SHARE TO EARNINGS
  PER COMMON SHARE EXCLUDING THE RESTRUCTURING CHARGE (a)

	For the Three Months	For the Nine Months
	Ended September 30, 2005	Ended September 30, 2005

Earnings per common share:
Income before income taxes	$1,126,971	$2,161,045
Applicable income taxes	409,075	779,273
Net income	717,896	1,381,772
Less: preferred stock dividend requirements	3,516	10,548
Net income applicable to common stock	$714,380	$1,371,224

Weighted average common shares outstanding (000)	1,259,027	1,265,255

Earnings per common share	$.57	$1.08

Earnings per common share—assuming dilution:
Income before income taxes	$1,126,971	$2,161,045
Applicable income taxes	409,075	779,273
Net income	717,896	1,381,772
Less: preferred stock dividend requirements	3,516	10,548
Net income applicable to common stock	$714,380	$1,371,224

Weighted average common shares outstanding and common stock equivalents (000)	1,270,792	1,276,911

Earnings per common share—assuming dilution	$.56	$1.07

Restructuring charge impact:
Pre-tax restructuring charge	$(17,914)	$764,084
Applicable income taxes	(10,332)	274,651
Restructuring charge, net of tax	$(7,582)	$489,433

Earnings per common share excluding the restructuring charge

Earnings per common share:
Income before income taxes	$1,109,057	$2,925,129
Applicable income taxes	398,743	1,053,924
Net income	710,314	1,871,205
Less: preferred stock dividend requirements	3,516	10,548
Net income applicable to common stock	$706,798	$1,860,657

Weighted average common shares outstanding (000)	1,259,027	1,265,255

Earnings per common share	$.56	$1.47

Earnings per common share—assuming dilution:
Income before income taxes	$1,109,057	$2,925,129
Applicable income taxes	398,743	1,053,924
Net income	710,314	1,871,205
Less: preferred stock dividend requirements	3,516	10,548
Net income applicable to common stock	$706,798	$1,860,657

Weighted average common shares outstanding and common stock equivalents (000)	1,270,792	1,276,911

Earnings per common share—assuming dilution	$.56	$1.46

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE RETURN ON AVERAGE TOTAL ASSETS
AND AVERAGE STOCKHOLDERS’ EQUITY TO THE RETURN ON AVERAGE TOTAL ASSETS AND
AVERAGE STOCKHOLDERS’ EQUITY EXCLUDING THE RESTRUCTURING CHARGE (a)

For the Three Months Ended September 30, 2005	Average Balance	Ratio	Net Income

Return on average total assets:
Return on average total assets	$62,991,755	4.52%	$717,896
Impact of the restructuring charge	190,345		(7,582)
Return on average total assets excluding the restructuring charge	$63,182,100	4.46	$710,314

Return on average stockholders’ equity:
Return on average stockholders’ equity	$13,037,967	21.85	$717,896
Impact of the restructuring charge	480,253		(7,582)
Return on average stockholders’ equity excluding the restructuring charge	$13,518,220	20.85	$710,314

For the Nine Months Ended September 30, 2005	Average Balance	Ratio	Net Income

Return on average total assets:
Return on average total assets	$61,920,586	2.98%	$1,381,772
Impact of the restructuring charge	126,975		489,433
Return on average total assets excluding the restructuring charge	$62,047,561	4.03	$1,871,205

Return on average stockholders’ equity:
Return on average stockholders’ equity	$13,163,351	14.03	$1,381,772
Impact of the restructuring charge	342,624		489,433
Return on average stockholders’ equity excluding the restructuring charge	$13,505,975	18.52	$1,871,205

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO MANAGED NET
  INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE CREDIT LOSSES,
  AND MANAGED OTHER OPERATING INCOME

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004

Net interest income:
Net interest income	$729,100	$611,661	$2,049,127	$1,873,711
Securitization adjustments	1,703,562	1,959,109	5,394,861	5,901,429
Managed net interest income	$2,432,662	$2,570,770	$7,443,988	$7,775,140

Provision for possible credit losses:
Provision for possible credit losses	$262,357	$273,387	$722,326	$890,105
Securitization adjustments	1,001,498	1,033,813	3,075,766	3,253,603
Managed provision for possible credit losses	$1,263,855	$1,307,200	$3,798,092	$4,143,708

Other operating income:
Other operating income	$2,003,045	$2,159,590	$5,716,773	$6,101,742
Securitization adjustments	(702,064)	(925,296)	(2,319,095)	(2,647,826)
Managed other operating income	$1,300,981	$1,234,294	$3,397,678	$3,453,916

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSS RATIO TO THE MANAGED
  NET CREDIT LOSS RATIO

	For the Three Months			For the Three Months
	Ended September 30, 2005			Ended September 30, 2004

	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)

Loan receivables	$288,255	$34,956,330	3.30%	$330,471	$30,876,767	4.28%
Securitized loans	1,001,498	85,197,339	4.70	1,033,813	87,626,073	4.72
Managed loans	$1,289,753	$120,153,669	4.29	$1,364,284	$118,502,840	4.61

	For the Nine Months			For the Nine Months
	Ended September 30, 2005			Ended September 30, 2004

	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)

Loan receivables	$878,076	$32,601,651	3.59%	$1,029,512	$30,915,483	4.44%
Securitized loans	3,075,766	85,689,213	4.79	3,253,603	86,887,343	4.99
Managed loans	$3,953,842	$118,290,864	4.46	$4,283,115	$117,802,826	4.85

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO TO THE MANAGED
  DELINQUENCY RATIO

	September 30, 2005			September 30, 2004

	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)

Loan receivables	$988,648	$35,521,041	2.78%	$1,107,809	$32,141,122	3.45%
Securitized loans	3,904,752	87,004,128	4.49	3,738,826	85,672,350	4.36
Managed loans	$4,893,400	$122,525,169	3.99	$4,846,635	$117,813,472	4.11

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO TO THE MANAGED NET INTEREST MARGIN RATIO

	For the Three Months			For the Three Months
	Ended September 30, 2005			Ended September 30, 2004
	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio
Net interest margin (d):
Investment securities and money market instruments	$10,762,522			$12,158,532
Other interest-earning assets	3,683,613			4,105,662
Loan receivables	34,956,330			30,876,767
Total	$49,402,465	$729,489	5.86%	$47,140,961	$611,903	5.16%
Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(3,603,566)			(4,034,519)
Securitized loans	85,197,339			87,626,073
Total	$81,593,773	1,703,562	8.28	$83,591,554	1,959,109	9.32
Managed net interest margin (d):
Investment securities and money market instruments	$10,762,522			$12,158,532
Other interest-earning assets	80,047			71,143
Managed loans	120,153,669			118,502,840
Total	$130,996,238	2,433,051	7.37	$130,732,515	2,571,012	7.82

	For the Nine Months			For the Nine Months
	Ended September 30, 2005			Ended September 30, 2004
	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio
Net interest margin (d):
Investment securities and money market instruments	$12,001,843			$12,054,265
Other interest-earning assets	3,859,693			4,100,353
Loan receivables	32,601,651			30,915,483
Total	$48,463,187	$2,050,283	5.66%	$47,070,101	$1,874,387	5.32%
Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(3,784,124)			(4,029,628)
Securitized loans	85,689,213			86,887,343
Total	$81,905,089	5,394,861	8.81	$82,857,715	5,901,429	9.51
Managed net interest margin (d):
Investment securities and money market instruments	$12,001,843			$12,054,265
Other interest-earning assets	75,569			70,725
Managed loans	118,290,864			117,802,826
Total	$130,368,276	7,445,144	7.64	$129,927,816	7,775,816	7.99

NOTES TO EXHIBIT A:

(a)
During the three and nine months ended September 30, 2005, MBNA Corporation recorded a restructuring charge in other operating expense of $(17.9) million and $764.1 million pre-tax, respectively, ($(7.6) million and $489.4 million, net of tax) in connection with its restructuring plan. This charge has resulted in significantly higher other operating expense and significantly lower earnings per common share, return on average total assets, and return on average stockholders' equity ratios for the nine months ended September 30, 2005. In this exhibit, various items are presented excluding the restructuring charge. Management believes this presentation is useful to investors because the restructuring charge had a material impact on the results of operations for the nine months ended September 30, 2005, but not for the nine months ended September 30, 2004. As a result, the business factors and trends affecting the Corporation’s results for these periods in certain cases are better analyzed without the impact of the restructuring charge.

(b)
MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(c)	Delinquency represents accruing loans that are 30 days or more past due.

(d)
Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and nine months ended September 30, 2005 was $389 and $1,156, respectively. The fully taxable equivalent adjustment for the three and nine months ended September 30, 2004 was $242 and $676, respectively.